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                                                                    EXHIBIT 23.4

                           [RYDER, SCOTT LETTERHEAD]


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


     We hereby consent to incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.


                                              /s/ RYDER SCOTT COMPANY
                                              /s/ PETROLEUM ENGINEERS
                                              RYDER SCOTT COMPANY
                                              PETROLEUM ENGINEERS


Houston, Texas
May 10, 1999